
NOVUME™
Solutions for a New Generation™
Nasdaq NVMM

# 2018 CORPORATE SUMMARY

# Forward Looking Statements

This presentation includes statements concerning Novume Solutions, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Novume Solutions, Inc., and/or its subsidiaries and affiliates (collectively, "Novume"), used herein are trademarks, service marks, or registered trademarks of Novume. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.


NOVUME™
We provide products and services with an emphasis on public safety and workforce solutions to government and private sector clients. Recently, we began integrating AI technologies with our human capital in each of our business units to solve the more complex client challenges.

# Highlights

- Novume is built on a foundation of four core businesses which have proven themselves by operating successfully in their respective markets for years, each growing organically since our ownership
- Multi-billion total addressable markets in each of our businesses
- Increased organic growth potential in our core operations by offering new AI products and services from NOVUME'S recent technology engagement
- Enabling new revenue streams and greater margins through the direct-sale of AI products and services to new industries and customers


BREKFORD TRAFFIC SAFETY
for the $4.51B
TRAFFIC SAFETY EQUIPMENT MARKET
AOC KEY SOLUTIONS
for the $468B
GOVERNMENT CONTRACT PROCUREMENT MARKET
Our Business Operations, Their Sectors and Markets
FIRESTORM
Since 2005
PREDICT. PLAN. PERFORM.
for the $3.4B
RISK MANAGEMENT MARKET
GLOBAL
for the $28.1B
TECHNICAL STAFFING FOR AVIATION AND AEROSPACE MARKET
5

# NOVUME ™ Businesses

## BREKFORD TRAFFIC SAFETY

- Automated Traffic Safety Enforcement solutions:
  - Speeding
  - Red light running
  - Distracted driving
  - Citation management
- Serves local law enforcement agencies
- Contracts with multiple municipalities in US and Canada
- Poised to disrupt traditional revenue share business model with new products and subscription service

## AOC KEY SOLUTIONS

- Government contracting support solutions
- Market intelligence and opportunity identification
- Managed human capital services and team support
- Capture and strategic advisory
- Allows clients to focus on what they do best – supporting their government customer

## FIRESTORM

- A leader in crisis management
- Helps clients minimize disaster exposure and plan for a crisis
- Crisis management expertise to manage risk and crisis
- Identifies vulnerabilities
- Establish enterprise-wide preparedness
- Protects employees, brand and value to stakeholders

## GLOBAL

- Provides DoD and aerospace industry with the engineering and technical staffing they need to meet their goals
- Places highly-skilled technical professionals in engineering firms and government facilities
- Contract personnel, temp-to-hire professionals, temporary/seasonal hires and direct hires
- Highly-competent and responsive resources for customers during peak periods of production

# Our Customers

amec foster wheeler
Accelera Solutions
BAE SYSTEMS
GENERAL DYNAMICS
CSC
The City of GREENBELT Maryland
CACI
CHENEGA
ENGILITY
HEWLETT PACKARD
AIRBUS HELICOPTERS
Huntington
LOCKHEED MARTIN
IBM
HARRIS
Johnson Controls
SIEMENS
JACOBS
SIG SAUER
ManTech International Corporation
DASSAULT FALCON
Hawker Beechcraft
UNI UNIFLIGHT
PATRIOT GROUP
AT&T
sodexo
TATA COMMUNICATIONS
MICHIGAN STATE UNIVERSITY
BATTLESPACE FLIGHT SERVICES, LLC
Honeywell
OPTUM
Lufthansa Technik
KBR
leidos
OSHKOSH
Gulfstream
NORTHROP GRUMMAN
VirginiaTech
Raytheon
Cessna
Bell Helicopter
TEXTRON Marine & Land Systems
FLUOR

# Our Development and Growth

1983 - AOC Key Solutions founded

1989 - Global founded

2005 - Firestorm founded

2009 - Brekford Traffic Safety founded

1980 | 2000 | 2010 | 2015 | 2016 | 2017 | 2018

NOVUME Acquires AOC Key Solutions

NOVUME Acquires Firestorm

NOVUME Creates Global Public Safety

NOVUME Merger with Brekford

NOVUME Acquires Global Contract Professionals & Technical Services

NOVUME Develops and Launches Argos product line

NOVUME openALPR Partners with OpenALPR with option to purchase

Development of the Argos product line and partnership with OpenALPR have paved a way to introduce these and new AI technologies to our businesses and our customers


NOVUME™
Our current portfolio of AI technologies gives
us the opportunity to disrupt businesses,
transforming them from hardware to
software-based solutions


NOVUME™
We are preparing our businesses for an AI transformation
for LAW ENFORCEMENT AND PUBLIC SAFTEY...
AI provides law enforcement with powerful tools to fight crime
for GOVERNMENT CONTRACTING SERVICES...
AI can speed up manual tasks spanning the entire contract lifecycle for both government contractors and agencies
for CRISIS MANAGEMENT, PREVENTION AND SCHOOL SAFETY...
AI can make workplaces and schools safer by hardening them with processes and technology insights
in AVIATION AND AEROSPACE STAFFING...
AI can help source qualified talent in complex markets and provide predictive intelligence for lifecycle costs of expensive equipment
10

# AI Integration for Proprietary Products

USE EXAMPLE

Introducing the Argos line of proprietary technology

- Argos Guardian Move Over Camera™
  - Auto-enforcement of "Move Over" laws
  - Field testing in
    - ✓ Ohio
    - ✓ New York
    - ✓ Alberta, Canada
- Argos Finder™
  - Disruptive mobile solution for Automatic License Plate Readers (ALPR)

- Subscription-based
- Recurring revenue
- Scaling in 2019
- Citation management software licensing



Argos Guardian Move Over Camera



Argos Finder



# AI Can Help Navigate the Complex Federal Procurement Process

USE EXAMPLE

Winning federal government contracts is highly competitive in the world's largest market – $400B+ annually

- Proprietary process for identifying opportunities
- Large pool of subject matter experts
- Principle-Centered Winning

- T&M
- Risk/reward sharing
- Elastic overhead structure
- Teaming
- Capture
- Proposal management
- Training



# AI Can Enable Preventative Safety

USE EXAMPLE

Preventing school and workplace violence before it happens

- BeRTha™ – Behavioral Risk Threat Assessment
- We have been working to incorporate AI into our IP
- Proprietary process
- Web-based delivery
- In market and supported by University of Alabama since mid 2017

- Annual license fee
- Recurring revenue
- Scaling now
- Active shooter policy
- Site security assessment
- Critical incident training
- Crisis response
- Expert council



# ✈ AI Can Enhance Matching Candidates with Client Needs in Complex Markets

USE EXAMPLE

Sourcing qualified talent in complex aerospace/aviation and business continuity markets, and then managing performance

- Robust database of relevant talent
- Ability to process cleared personnel
- Proprietary workflow solutions
- Efficient screening, onboarding & payroll processes
- Co-employee
- Retained search
- Logistics
- Industry data surveys



# Our New Partnership with OpenALPR

***Disrupting Multi-Billion Dollar Industries***

OpenALPR

- OpenALPR offers a unique, software-based system and plug-in which converts existing monitoring into an on-premises ALPR for real-time and forensic use
- Is being incorporated into Novume proprietary hardware and solutions
- Partnership through Management Services Agreement
- Attractive option to acquire technology

Turning Existing Monitoring
Into Automatic License Plate Readers (ALPR)




ALERT



Monitor suspicious activity with **simple database searches** that reveal the full history of any vehicle that drove past a camera on your property.

# How Does OpenALPR Work?

- Any IP camera captures image of license plate
- Local or cloud-based software processes the image for optimal reading and analysis
- Proprietary algorithms
  - Convert license plate image to digital characters
  - Identify vehicle make, model, color and body style
- License plate number can then be checked against vehicle registration or client databases
- Get an alert the moment any license plate is seen by your security cameras

OpenALPR Product Video Explainer:


License Plate Recognition with OpenALPR
vimeo

OpenALPR System in New York:



# Specific OpenALPR Use Cases

USE EXAMPLE

## Digital Marketing/Signage Company

- OpenALPR client has contract with a global fast food company to upgrade the US drive-through experience
- Reducing staff costs through automation and improving the customer experience by:
  - Automatically sequencing vehicles in the drive-through when there are multiple lanes
  - Delivering customized advertising and discount offers on the digital signage kiosk for returning customers
- Selected OpenALPR as technology partner
- Project is being refined using three active US locations
- Rollout may occur in 2019 or 2020

USE EXAMPLE

## E-Commerce Retail

- Plans to use OpenALPR to match vehicle tractor with the cargo trailer as shipments move between its various distribution centers in the US
- Solution reduces check-in and check-out station staff requirements and can increase traffic throughput
- Company compared OpenALPR solution with other ALPR solutions over 18 months
- Selected OpenALPR for their ALPR technology and are building their systems around OpenALPR's software
- Intend to purchase 850 camera licenses to cover all distribution facilities

# Key Financial Metrics

**2016, 2017 and 2018***
**Revenue Growth**



$47,113,866
$22,135,818
$12,128,406
2016 (Actual)
2017 (Actual)
2018*

* First six months of 2018 annualized

**Three Consecutive Quarters of**
**Reducing Net Loss**



($921,288)
($2,193,844)
($3,127,674)
4Q2017
1Q2018
2Q2018

# Yearly and Quarterly Income Statements

| | For the Quarters ended June 30 and March 31, 2018 | | | | For the Years ended December 31, | | | |
|---|---|---|---|---|---|---|---|---|
| | 2Q2018 | | 1Q2018 | | 2017 | | 2016 | |
| Revenue | $ | 12,338,164 | $ | 11,218,769 | $ | 22,135,818 | $ | 12,128,406 |
| Cost of revenue | | 8,865,374 | | 8,134,036 | | 13,792,473 | | 6,959,514 |
| Gross profit | | 3,472,790 | | 3,084,733 | | 8,343,345 | | 5,168,892 |
| | | | | | | | | |
| Operating expenses | | | | | | | | |
| Selling, general, and administrative expenses | | 4,328,625 | | 5,280,950 | | 12,981,744 | | 5,262,768 |
| Loss from operations | | (855,835) | | (2,196,217) | | (4,638,399) | | (93,876) |
| Other expense | | | | | | | | |
| Interest expense | | (170,856) | | (92,950) | | (213,492) | | (165,079) |
| Other income (expense) | | 105,403 | | 95,322 | | (483,909) | | - |
| Total other (expense) income | | (65,453) | | 2,372 | | (697,401) | | (165,079) |
| Loss before income taxes | | (921,288) | | (2,193,845) | | (5,335,800) | | (258,955) |
| Benefit from income taxes | | - | | - | | 294,666 | | 219,971 |
| Net loss | $ | (921,288) | $ | (2,193,845) | $ | (5,041,134) | $ | (38,984) |
| | | | | | | | | |
| Loss per common share – basic | $ | (0.07) | $ | (0.16) | $ | (0.46) | $ | (0.01) |
| Loss per common share – diluted | $ | (0.07) | $ | (0.16) | $ | (0.46) | $ | (0.01) |
| | | | | | | | | |
| Weighted average shares outstanding, basic and diluted | | 14,533,030 | | 14,496,697 | | 11,767,304 | | 7,679,501 |

# June 30, 2018 Balance Sheet

| | | June 30, 2018 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents | $ | 2,100,462 |
| Accounts receivable, net | | 7,043,990 |
| Inventory | | 129,979 |
| Other current assets | | 507,040 |
| Total current assets | | 9,781,471 |
| Net property and equipment | | 978,058 |
| Goodwill | | 3,092,616 |
| Intangibles, net | | 5,345,091 |
| Other Assets | | 306,526 |
| Total assets | $ | 19,503,762 |
| **Liabilities** | | |
| Accounts payable | $ | 1,887,644 |
| Accrued expenses | | 3,020,514 |
| Lines of credit | | 2,867,647 |
| Notes payable, current portion | | 2,389,844 |
| Deferred revenue | | 234,333 |
| Total current liabilities | | 10,399,982 |
| Total long-term liabilities | | 980,505 |
| Total liabilities | | 11,380,487 |
| | | |
| Series A Cumulative Convertible Redeemable Preferred stock, $0.0001 par value, 505,000 shares authorized and 502,327 shares issued and outstanding as of June 30, 2018 | | 4,712,757 |
| | | |
| **Stockholders' Equity** | | |
| Common stock, $0.0001 par value, 30,000,000 shares authorized, 14,535,695 shares issued and outstanding as of June 30, 2018 | | 1,454 |
| Series B Cumulative Convertible Preferred stock, $0.0001 par value, 240,861 shares authorized, issued and outstanding as of June 30, 2018 | | 2,408,610 |
| Additional paid-in capital | | 10,246,064 |
| Accumulated deficit | | (9,245,610) |
| Total stockholders' equity | | 3,410,518 |
| Total liabilities and stockholders' equity | $ | 19,503,762 |

# Capital Structure

| | Common Stock Equivalents as of 10/16/18 |
|---|---|
| Common Stock | 14,555,319 |
| Series A Cumulative Convertible Redeemable Preferred Stock[1] | 811,514 |
| Series B Cumulative Convertible Preferred Stock[2] | 481,722 |
| Warrants[3] | 1,008,241 |
| Options[4] | 1,401,764 |
| Total | 18,258,560 |

Notes:

1. Coversion price of $6.19
2. Conversion price of $5.00
3. Weighted average exercise price of $2.98
4. Weighted average exercise price of $2.20

# Summary

- Growing businesses provide a platform to introduce new technologies and service offerings to a supportive customer base
- Valuation arbitrage as NOVUME transitions to a tech company focused in AI
- Newly public company is flying under the radar
- Exclusive option to acquire OpenALPR provides opportunity to accelerate AI product offerings